                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (Expense Limitations)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President
                                                          as of August 28, 2013


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM Counselor Series Trust (Invesco Counselor Series Trust)

                     Contractual/  Expense    Effective Date of      Expiration
Fund                  Voluntary   Limitation    Current Limit           Date
----                 ------------ ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares    Contractual    2.00%        July 1, 2013       June 30, 2014
   Class B Shares    Contractual    2.75%        July 1, 2013       June 30, 2014
   Class C Shares    Contractual    2.75%        July 1, 2013       June 30, 2014
   Class R Shares    Contractual    2.25%        July 1, 2013       June 30, 2014
   Class R5 Shares   Contractual    1.75%        July 1, 2013       June 30, 2014
   Class R6 Shares   Contractual    1.75%        July 1, 2013       June 30, 2014
   Class Y Shares    Contractual    1.75%        July 1, 2013       June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares    Contractual    1.50%        July 1, 2012       June 30, 2014
   Class B Shares    Contractual    2.00%        July 1, 2012       June 30, 2014
   Class C Shares    Contractual    2.00%        July 1, 2012       June 30, 2014
   Class Y Shares    Contractual    1.25%        July 1, 2012       June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares    Contractual    0.75%        June 6, 2011     December 31, 2013
   Class B Shares    Contractual    1.50%        June 6, 2011     December 31, 2013
   Class C Shares    Contractual    1.50%        June 6, 2011     December 31, 2013
   Class R Shares    Contractual    1.00%        June 6, 2011     December 31, 2013
   Class R5 Shares   Contractual    0.50%        June 6, 2011     December 31, 2013
   Class R6 Shares   Contractual    0.50%     September 24, 2012  December 31, 2013
   Class Y Shares    Contractual    0.50%        June 6, 2011     December 31, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares    Contractual    2.00%        July 1, 2012       June 30, 2014
   Class B Shares    Contractual    2.75%        July 1, 2012       June 30, 2014
   Class C Shares    Contractual    2.75%        July 1, 2012       June 30, 2014
   Class R Shares    Contractual    2.25%        July 1, 2012       June 30, 2014
   Class R6 Shares   Contractual    1.75%     September 24, 2012    June 30, 2014
   Class Y Shares    Contractual    1.75%        July 1, 2012       June 30, 2014

Invesco Equity and Income Fund
   Class A Shares    Contractual    1.50%        July 1, 2012       June 30, 2014
   Class B Shares    Contractual    2.25%        July 1, 2012       June 30, 2014
   Class C Shares    Contractual    2.25%        July 1, 2012       June 30, 2014
   Class R Shares    Contractual    1.75%        July 1, 2012       June 30, 2014
   Class R5 Shares   Contractual    1.25%        July 1, 2012       June 30, 2014
   Class R6 Shares   Contractual    1.25%     September 24, 2012    June 30, 2014
   Class Y Shares    Contractual    1.25%        July 1, 2012       June 30, 2014

Invesco Floating Rate Fund
   Class A Shares    Contractual    1.50%       April 14, 2006      June 30, 2014
   Class C Shares    Contractual    2.00%       April 14, 2006      June 30, 2014
   Class R Shares    Contractual    1.75%       April 14, 2006      June 30, 2014
   Class R5 Shares   Contractual    1.25%       April 14, 2006      June 30, 2014
   Class R6 Shares   Contractual    1.25%     September 24, 2012    June 30, 2014
   Class Y Shares    Contractual    1.25%      October 3, 2008      June 30, 2014

Invesco Global Real Estate Income Fund
   Class A Shares    Contractual    2.00%        July 1, 2009       June 30, 2014
   Class B Shares    Contractual    2.75%        July 1, 2009       June 30, 2014
   Class C Shares    Contractual    2.75%        July 1, 2009       June 30, 2014
   Class R5 Shares   Contractual    1.75%        July 1, 2009       June 30, 2014
   Class R6 Shares   Contractual    1.75%     September 24, 2012    June 30, 2014
   Class Y Shares    Contractual    1.75%        July 1, 2009       June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                       Contractual/  Expense   Effective Date of   Expiration
Fund                    Voluntary   Limitation   Current Limit        Date
----                   ------------ ---------- ------------------ -------------
Invesco Growth and Income Fund
   Class A Shares      Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares      Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares     Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares     Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares      Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares      Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares      Contractual    2.25%       July 1, 2012    June 30, 2014
   Class Y Shares      Contractual    1.25%       July 1, 2012    June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares      Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco Small Cap Discovery Fund
   Class A Shares      Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R5 Shares     Contractual    1.75%    September 24, 2012 June 30, 2014
   Class R6 Shares     Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco U.S. Quantitative Core Fund
   Class A Shares
   Class B Shares      Contractual    2.00%       July 1, 2012    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares      Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R5 Shares     Contractual    2.25%       July 1, 2012    June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2012    June 30, 2014
   Investor Class      Contractual    1.75%       July 1, 2012    June 30, 2014
     Shares            Contractual    2.00%       July 1, 2012    June 30, 2014

                    AIM Equity Funds (Invesco Equity Funds)


                       Contractual/  Expense   Effective Date of   Expiration
Fund                    Voluntary   Limitation   Current Limit        Date
----                   ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares      Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares      Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares     Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares     Contractual    1.75%    September 24, 2012 June 30, 2014
   Class S Shares      Contractual    1.90%    September 25, 2009 June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2009    June 30, 2014
Invesco Constellation Fund
   Class A Shares      Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares      Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares     Contractual    1.75%       July 1, 2009    June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                       Contractual/  Expense   Effective Date of   Expiration
Fund                    Voluntary   Limitation   Current Limit        Date
----                   ------------ ---------- ------------------ -------------
Invesco Disciplined
  Equity Fund
   Class Y Shares      Contractual    1.75%      July 14, 2009    June 30, 2014

Invesco Diversified Dividend Fund
   Class A Shares
   Class B Shares      Contractual    2.00%       July 1, 2013    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2013    June 30, 2014
   Class R Shares      Contractual    2.75%       July 1, 2013    June 30, 2014
   Class R5 Shares     Contractual    2.25%       July 1, 2013    June 30, 2014
   Class R6 Shares     Contractual    1.75%       July 1, 2013    June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2013    June 30, 2014
   Investor Class      Contractual    1.75%       July 1, 2013    June 30, 2014
     Shares            Contractual    2.00%       July 1, 2013    June 30, 2014

Invesco Summit Fund
   Class A Shares      Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class P Shares      Contractual    1.85%       July 1, 2009    June 30, 2014
   Class R5 Shares     Contractual    1.75%       July 1, 2009    June 30, 2014
   Class S Shares      Contractual    1.90%    September 25, 2009 June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2009    June 30, 2014

                     AIM Funds Group (Invesco Funds Group)

                       Contractual/  Expense   Effective Date of   Expiration
Fund                    Voluntary   Limitation   Current Limit        Date
----                   ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares      Contractual    2.25%       July 1, 2009    June 30, 2014
   Class B Shares      Contractual    3.00%       July 1, 2009    June 30, 2014
   Class C Shares      Contractual    3.00%       July 1, 2009    June 30, 2014
   Class Y Shares      Contractual    2.00%       July 1, 2009    June 30, 2014

Invesco Global Core Equity Fund
   Class A Shares      Contractual    2.25%       July 1, 2013    June 30, 2014
   Class B Shares      Contractual    3.00%       July 1, 2013    June 30, 2014
   Class C Shares      Contractual    3.00%       July 1, 2013    June 30, 2014
   Class R Shares      Contractual    2.50%       July 1, 2013    June 30, 2014
   Class R5 Shares     Contractual    2.00%       July 1, 2013    June 30, 2014
   Class Y Shares      Contractual    2.00%       July 1, 2013    June 30, 2014

Invesco International Small Company Fund
   Class A Shares      Contractual    2.25%       July 1, 2009    June 30, 2014
   Class B Shares      Contractual    3.00%       July 1, 2009    June 30, 2014
   Class C Shares      Contractual    3.00%       July 1, 2009    June 30, 2014
   Class R5 Shares     Contractual    2.00%       July 1, 2009    June 30, 2014
   Class R6 Shares     Contractual    2.00%    September 24, 2012 June 30, 2014
   Class Y Shares      Contractual    2.00%       July 1, 2009    June 30, 2014

Invesco Small Cap Equity Fund
   Class A Shares      Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares      Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares      Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares     Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares     Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares      Contractual    1.75%       July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                   AIM Growth Series (Invesco Growth Series)

                               Contractual/   Expense    Effective Date of     Expiration
Fund                            Voluntary    Limitation    Current Limit         Date
----                           ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares              Contractual     0.25%      November 4, 2009   April 30, 2014
   Class AX Shares             Contractual     0.25%     February 12, 2010   April 30, 2014
   Class B Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class C Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class CX Shares             Contractual     1.00%     February 12, 2010   April 30, 2014
   Class R Shares              Contractual     0.50%      November 4, 2009   April 30, 2014
   Class R5 Shares             Contractual     0.00%      November 4, 2009   April 30, 2014
   Class R6 Shares             Contractual     0.00%     September 24, 2012  April 30, 2014
   Class RX Shares             Contractual     0.50%     February 12, 2010   April 30, 2014
   Class Y Shares              Contractual     0.00%      November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares              Contractual     0.25%      November 4, 2009   April 30, 2014
   Class AX Shares             Contractual     0.25%     February 12, 2010   April 30, 2014
   Class B Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class C Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class CX Shares             Contractual     1.00%     February 12, 2010   April 30, 2014
   Class R Shares              Contractual     0.50%      November 4, 2009   April 30, 2014
   Class R5 Shares             Contractual     0.00%      November 4, 2009   April 30, 2014
   Class R6 Shares             Contractual     0.00%     September 24, 2012  April 30, 2014
   Class RX Shares             Contractual     0.50%     February 12, 2010   April 30, 2014
   Class Y Shares              Contractual     0.00%      November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares              Contractual     0.25%      November 4, 2009   April 30, 2014
   Class AX Shares             Contractual     0.25%     February 12, 2010   April 30, 2014
   Class B Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class C Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class CX Shares             Contractual     1.00%     February 12, 2010   April 30, 2014
   Class R Shares              Contractual     0.50%      November 4, 2009   April 30, 2014
   Class R5 Shares             Contractual     0.00%      November 4, 2009   April 30, 2014
   Class R6 Shares             Contractual     0.00%     September 24, 2012  April 30, 2014
   Class RX Shares             Contractual     0.50%     February 12, 2010   April 30, 2014
   Class Y Shares              Contractual     0.00%      November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares              Contractual     0.25%      November 4, 2009   April 30, 2014
   Class AX Shares             Contractual     0.25%     February 12, 2010   April 30, 2014
   Class B Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class C Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class CX Shares             Contractual     1.00%     February 12, 2010   April 30, 2014
   Class R Shares              Contractual     0.50%      November 4, 2009   April 30, 2014
   Class R5 Shares             Contractual     0.00%      November 4, 2009   April 30, 2014
   Class R6 Shares             Contractual     0.00%     September 24, 2012  April 30, 2014
   Class RX Shares             Contractual     0.50%     February 12, 2010   April 30, 2014
   Class Y Shares              Contractual     0.00%      November 4, 2009   April 30, 2014

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares              Contractual     0.25%      November 4, 2009   April 30, 2014
   Class AX Shares             Contractual     0.25%     February 12, 2010   April 30, 2014
   Class B Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class C Shares              Contractual     1.00%      November 4, 2009   April 30, 2014
   Class CX Shares             Contractual     1.00%     February 12, 2010   April 30, 2014
   Class R Shares              Contractual     0.50%      November 4, 2009   April 30, 2014
   Class R5 Shares             Contractual     0.00%      November 4, 2009   April 30, 2014
   Class R6 Shares             Contractual     0.00%     September 24, 2012  April 30, 2014
   Class RX Shares             Contractual     0.50%     February 12, 2010   April 30, 2014
   Class Y Shares              Contractual     0.00%      November 4, 2009   April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                     Contractual/   Expense    Effective Date of     Expiration
Fund                  Voluntary    Limitation    Current Limit         Date
----                 ------------  ----------  ------------------- ---------------
Invesco Conservative Allocation Fund
   Class A Shares    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares    Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class S Shares    Contractual     1.40%        July 1, 2012     June 30, 2014
   Class Y Shares    Contractual     1.25%        July 1, 2012     June 30, 2014

Invesco Convertible Securities Fund
   Class A Shares    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class R6 Shares   Contractual     1.25%     September 24, 2012  June 30, 2014
   Class Y Shares    Contractual     1.25%        July 1, 2012     June 30, 2014

Invesco Global Quantitative Core Fund
   Class A Shares    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class B Shares    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class C Shares    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class R Shares    Contractual     2.50%        July 1, 2009     June 30, 2014
   Class R5 Shares   Contractual     2.00%        July 1, 2009     June 30, 2014
   Class Y Shares    Contractual     2.00%        July 1, 2009     June 30, 2014

Invesco Growth Allocation Fund
   Class A Shares    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares   Contractual     1.75%        July 1, 2012     June 30, 2014
   Class S Shares    Contractual     1.90%        July 1, 2012     June 30, 2014
   Class Y Shares    Contractual     1.75%        July 1, 2012     June 30, 2014

Invesco Income Allocation Fund
   Class A Shares    Contractual     0.25%        May 1, 2012      April 30, 2014
   Class B Shares    Contractual     1.00%        May 1, 2012      April 30, 2014
   Class C Shares    Contractual     1.00%        May 1, 2012      April 30, 2014
   Class R Shares    Contractual     0.50%        May 1, 2012      April 30, 2014
   Class R5 Shares   Contractual     0.00%        May 1, 2012      April 30, 2014
   Class Y Shares    Contractual     0.00%        May 1, 2012      April 30, 2014

Invesco International Allocation Fund
   Class A Shares    Contractual     2.25%        May 1, 2012      June 30, 2014
   Class B Shares    Contractual     3.00%        May 1, 2012      June 30, 2014
   Class C Shares    Contractual     3.00%        May 1, 2012      June 30, 2014
   Class R Shares    Contractual     2.50%        May 1, 2012      June 30, 2014
   Class R5 Shares   Contractual     2.00%        May 1, 2012      June 30, 2014
   Class Y Shares    Contractual     2.00%        May 1, 2012      June 30, 2014

Invesco Leaders Fund
   Class A Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class B Shares    Contractual     3.00%        July 1, 2012     June 30, 2014
   Class C Shares    Contractual     3.00%        July 1, 2012     June 30, 2014
   Class Y Shares    Contractual     2.00%        July 1, 2012     June 30, 2014

Invesco Mid Cap Core Equity Fund
   Class A Shares    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares    Contractual     1.75%        July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                  Contractual/   Expense    Effective Date of    Expiration
Fund                               Voluntary    Limitation    Current Limit         Date
----                              ------------  ----------  ------------------- --------------
Invesco Moderate Allocation Fund
   Class A Shares                 Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                 Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                 Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                 Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                Contractual     1.25%        July 1, 2012     June 30, 2014
   Class S Shares                 Contractual     1.40%        July 1, 2012     June 30, 2014
   Class Y Shares                 Contractual     1.25%        July 1, 2012     June 30, 2014

Invesco Small Cap Growth Fund
   Class A Shares                 Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                 Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                 Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                 Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                 Contractual     1.75%        July 1, 2009     June 30, 2014
   Investor Class Shares          Contractual     2.00%        July 1, 2009     June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares                 Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                 Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                 Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                Contractual     1.25%        July 1, 2012     June 30, 2014
   Class Y Shares                 Contractual     1.25%        July 1, 2012     June 30, 2014

      AIM International Mutual Funds (Invesco International Mutual Funds)

                                   Contractual/   Expense    Effective Date of      Expiration
Fund                                Voluntary    Limitation    Current Limit           Date
----                               ------------  ----------  ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                  Contractual     2.25%           July 1, 2009      June 30, 2014
   Class B Shares                  Contractual     3.00%           July 1, 2009      June 30, 2014
   Class C Shares                  Contractual     3.00%           July 1, 2009      June 30, 2014
   Class Y Shares                  Contractual     2.00%           July 1, 2009      June 30, 2014

Invesco European Growth Fund
   Class A Shares                  Contractual     2.25%           July 1, 2009      June 30, 2014
   Class B Shares                  Contractual     3.00%           July 1, 2009      June 30. 2014
   Class C Shares                  Contractual     3.00%           July 1, 2009      June 30, 2014
   Class R Shares                  Contractual     2.50%           July 1, 2009      June 30, 2014
   Class Y Shares                  Contractual     2.00%           July 1, 2009      June 30, 2014
   Investor Class Shares           Contractual     2.25%           July 1, 2009      June 30, 2014

Invesco Global Growth Fund
   Class A Shares                  Contractual     2.25%        January 1, 2013      June 30, 2014
   Class B Shares                  Contractual     3.00%        January 1, 2013      June 30. 2014
   Class C Shares                  Contractual     3.00%        January 1, 2013      June 30, 2014
   Class R5 Shares                 Contractual     2.00%        January 1, 2013      June 30, 2014
   Class R6 Shares                 Contractual     2.00%        January 1, 2013      June 30, 2014
   Class Y Shares                  Contractual     2.00%        January 1, 2013      June 30, 2014

Invesco Global Opportunities Fund
   Class A Shares                  Contractual     1.36%         August 1, 2012  February 28, 2014
   Class C Shares                  Contractual     2.11%         August 1, 2012  February 28, 2014
   Class R Shares                  Contractual     1.61%         August 1, 2012  February 28, 2014
   Class R5 Shares                 Contractual     1.11%         August 1, 2012  February 28, 2014
   Class R6 Shares                 Contractual     1.11%     September 24, 2012  February 28, 2014
   Class Y Shares                  Contractual     1.11%         August 1, 2012  February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                       Contractual/   Expense    Effective Date of      Expiration
Fund                    Voluntary    Limitation    Current Limit           Date
----                   ------------  ----------  ------------------- ------------------
Invesco Select Opportunities Fund
   Class A Shares      Contractual     1.51%       August 1, 2012    February 28, 2014
   Class C Shares      Contractual     2.26%       August 1, 2012    February 28, 2014
   Class R Shares      Contractual     1.76%       August 1, 2012    February 28, 2014
   Class R5 Shares     Contractual     1.26%       August 1, 2012    February 28, 2014
   Class R6 Shares     Contractual     1.26%     September 24, 2012  February 28, 2014
   Class Y Shares      Contractual     1.26%       August 1, 2012    February 28, 2014

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares      Contractual     2.25%        July 1, 2009       June 30. 2014
   Class B Shares      Contractual     3.00%        July 1, 2009       June 30, 2014
   Class C Shares      Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R5 Shares     Contractual     2.00%        July 1, 2009       June 30, 2014
   Class Y Shares      Contractual     2.00%        July 1, 2009       June 30, 2014

Invesco International Core Equity Fund
   Class A Shares
   Class B Shares      Contractual     2.25%        July 1, 2009       June 30. 2014
   Class C Shares      Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R Shares      Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R5 Shares     Contractual     2.50%        July 1, 2009       June 30, 2014
   Class R6 Shares     Contractual     2.00%        July 1, 2009       June 30, 2014
   Class Y Shares      Contractual     2.00%     September 24, 2012    June 30, 2014
   Investor Class      Contractual     2.00%        July 1, 2009       June 30, 2014
     Shares            Contractual     2.25%        July 1, 2009       June 30, 2014

Invesco International Growth Fund
   Class A Shares      Contractual     2.25%        July 1, 2013       June 30, 2014
   Class B Shares      Contractual     3.00%        July 1, 2013       June 30, 2014
   Class C Shares      Contractual     3.00%        July 1, 2013       June 30, 2014
   Class R Shares      Contractual     2.50%        July 1, 2013       June 30, 2014
   Class R5 Shares     Contractual     2.00%        July 1, 2013       June 30, 2014
   Class R6 Shares     Contractual     2.00%        July 1, 2013       June 30, 2014
   Class Y Shares      Contractual     2.00%        July 1, 2013       June 30, 2014

                AIM Investment Funds (Invesco Investment Funds)

                     Contractual/   Expense    Effective Date of    Expiration
Fund                  Voluntary    Limitation    Current Limit         Date
----                 ------------  ----------  ------------------- --------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares    Contractual     2.00%        July 1, 2012     June 30. 2014
   Class B Shares    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares   Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R6 Shares   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares    Contractual     1.75%        July 1, 2012     June 30, 2014

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares    Contractual     1.22%     November 29, 2010   June 30. 2014
   Class B Shares    Contractual     1.97%     November 29, 2010   June 30, 2014
   Class C Shares    Contractual     1.97%     November 29, 2010   June 30, 2014
   Class R Shares    Contractual     1.47%     November 29, 2010   June 30, 2014
   Class R5 Shares   Contractual     0.97%     November 29, 2010   June 30, 2014
   Class R6 Shares   Contractual     0.97%     September 24, 2012  June 30, 2014
   Class Y Shares    Contractual     0.97%     November 29, 2010   June 30, 2014

Invesco China Fund
   Class A Shares    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class B Shares    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class C Shares    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class R5 Shares   Contractual     2.00%        July 1, 2009     June 30, 2014
   Class Y Shares    Contractual     2.00%        July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                                  Contractual/   Expense    Effective Date of      Expiration
Fund                                               Voluntary    Limitation    Current Limit           Date
----                                              ------------  ----------  ------------------- ------------------
Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%        July 1, 2012       June 30. 2014
   Class B Shares                                 Contractual     3.00%        July 1, 2012       June 30, 2014
   Class C Shares                                 Contractual     3.00%        July 1, 2012       June 30, 2014
   Class R5 Shares                                Contractual     2.00%        July 1, 2012       June 30, 2014
   Class R6 Shares                                Contractual     2.00%     September 24, 2012    June 30, 2014
   Class Y Shares                                 Contractual     2.00%        July 1, 2012      June 30, 20143

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%       June 14, 2010     February 28, 2014
   Class B Shares                                 Contractual     1.99%       June 14, 2010     February 28, 2014
   Class C Shares                                 Contractual     1.99%       June 14, 2010     February 28, 2014
   Class R Shares                                 Contractual     1.49%       June 14, 2010     February 28, 2014
   Class Y Shares                                 Contractual     0.99%       June 14, 2010     February 28, 2014
   Class R5 Shares                                Contractual     0.99%       June 14, 2010     February 28, 2014
   Class R6 Shares                                Contractual     0.99%     September 24, 2012  February 28, 2014

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%        May 11, 2011     February 28, 2014
   Class C Shares                                 Contractual     2.60%        May 11, 2011     February 28, 2014
   Class R Shares                                 Contractual     2.10%        May 11, 2011     February 28, 2014
   Class R5 Shares                                Contractual     1.60%        May 11, 2011     February 28, 2014
   Class R6 Shares                                Contractual     1.60%     September 24, 2012  February 28, 2014
   Class Y Shares                                 Contractual     1.60%        May 11, 2011     February 28, 2014

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%        July 1, 2009       June 30. 2014
   Class B Shares                                 Contractual     2.75%        July 1, 2009       June 30, 2014
   Class C Shares                                 Contractual     2.75%        July 1, 2009       June 30, 2014
   Class R Shares                                 Contractual     2.25%        July 1, 2009       June 30, 2014
   Class R5 Shares                                Contractual     1.75%        July 1, 2009       June 30, 2014
   Class R6 Shares                                Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                                 Contractual     1.75%        July 1, 2009       June 30, 2014

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%        July 1, 2012       June 30. 2014
   Class B Shares                                 Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                                 Contractual     2.75%        July 1, 2012       June 30, 2014
   Class Y Shares                                 Contractual     1.75%        July 1, 2012       June 30, 2014
   Investor Class Shares                          Contractual     2.00%        July 1, 2012       June 30, 2014

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     2.25%      August 28, 2013    February 28, 2014
   Class C Shares                                 Contractual     3.00%      August 28, 2013    February 28, 2014
   Class R Shares                                 Contractual     2.50%      August 28, 2013    February 28, 2014
   Class R5 Shares                                Contractual     2.00%      August 28, 2013    February 28, 2014
   Class R6 Shares                                Contractual     2.00%      August 28, 2013    February 28, 2014
   Class Y Shares                                 Contractual     2.00%      August 28, 2013    February 28, 2014

Invesco International Total Return Fund
   Class A Shares                                 Contractual     1.10%       March 31, 2006    February 28, 2014
   Class B Shares                                 Contractual     1.85%       March 31, 2006    February 28, 2014
   Class C Shares                                 Contractual     1.85%       March 31, 2006    February 28, 2014
   Class R5 Shares                                Contractual     0.85%      October 3, 2008    February 28, 2014
   Class R6 Shares                                Contractual     0.85%     September 24, 2012  February 28, 2014
   Class Y Shares                                 Contractual     0.85%       March 31, 2006    February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                             Contractual/   Expense    Effective Date of      Expiration
Fund                          Voluntary    Limitation    Current Limit           Date
----                         ------------  ----------  ------------------- ------------------
Invesco Pacific Growth Fund
   Class A Shares            Contractual     2.25%        July 1, 2012       June 30, 2014
   Class B Shares            Contractual     3.00%        July 1, 2012       June 30, 2014
   Class C Shares            Contractual     3.00%        July 1, 2012       June 30, 2014
   Class R Shares            Contractual     2.50%        July 1, 2012       June 30, 2014
   Class R5 Shares           Contractual     2.00%        July 1, 2012       June 30, 2014
   Class Y Shares            Contractual     2.00%        July 1, 2012       June 30, 2014

Invesco Premium Income Fund
   Class A Shares            Contractual     0.89%     December 13, 2011   February 28, 2014
   Class C Shares            Contractual     1.64%     December 13, 2011   February 28, 2014
   Class R Shares            Contractual     1.14%     December 13, 2011   February 28, 2014
   Class R5 Shares           Contractual     0.64%     December 13, 2011   February 28, 2014
   Class R6 Shares           Contractual     0.64%     September 24, 2012  February 28, 2014
   Class Y Shares            Contractual     0.64%     December 13, 2011   February 28, 2014

Invesco Select Companies
  Fund
   Class A Shares            Contractual     2.00%        July 1, 2009       June 30, 2014
   Class B Shares            Contractual     2.75%        July 1, 2009       June 30, 2014
   Class C Shares            Contractual     2.75%        July 1, 2009       June 30, 2014
   Class R Shares            Contractual     2.25%        July 1, 2009       June 30, 2014
   Class R5 Shares           Contractual     1.75%        July 1, 2009       June 30, 2014
   Class Y Shares            Contractual     1.75%        July 1, 2009       June 30, 2014

     AIM Investment Securities Funds (Invesco Investment Securities Funds)


                                 Contractual/   Expense    Effective Date of    Expiration
Fund                              Voluntary    Limitation    Current Limit         Date
----                             ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares               Contractual     1.25%        July 1, 2012     June 30, 2014
   Class R6 Shares               Contractual     1.25%     September 24, 2012  June 30, 2014
   Class Y Shares                Contractual     1.25%        July 1, 2012     June 30, 2014

Invesco Dynamics Fund
   Class A Shares                Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares               Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares               Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                Contractual     1.75%        July 1, 2009     June 30, 2014
   Investor Class Shares         Contractual     2.00%        July 1, 2009     June 30. 2014

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares               Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares               Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                Contractual     1.75%        July 1, 2009     June 30, 2014

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%        July 1, 2013     June 30, 2014
   Class B Shares                Contractual     2.25%        July 1, 2013     June 30, 2014
   Class C Shares                Contractual     2.25%        July 1, 2013     June 30, 2014
   Class R5 Shares               Contractual     1.25%        July 1, 2013     June 30, 2014
   Class R6 Shares               Contractual     1.25%        July 1, 2013     June 30, 2014
   Class Y Shares                Contractual     1.25%        July 1, 2013     June 30, 2014
   Investor Class Shares         Contractual     1.50%        July 1, 2013     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                       Contractual/   Expense    Effective Date of    Expiration
Fund                    Voluntary    Limitation    Current Limit         Date
----                   ------------  ----------  ------------------- --------------
Invesco High Yield
  Securities Fund
   Class A Shares      Contractual      1.50%       July 1, 2012     June 30, 2014
   Class B Shares      Contractual      2.00%       July 1, 2012     June 30, 2014
   Class C Shares      Contractual      2.10%       July 1, 2012     June 30, 2014
   Class Y Shares      Contractual      1.25%       July 1, 2012     June 30, 2014

Invesco Limited
  Maturity Treasury
  Fund
   Class A Shares      Contractual      1.50%       July 1, 2012     June 30, 2014
   Class A2 Shares     Contractual      1.40%       July 1, 2012     June 30, 2014
   Class R5 Shares     Contractual      1.25%       July 1, 2012     June 30, 2014
   Class Y Shares      Contractual      1.25%       July 1, 2012     June 30, 2014

Invesco Municipal
  Bond Fund
   Class A Shares
   Class B Shares      Contractual      1.50%       July 1, 2012     June 30, 2014
   Class C Shares      Contractual      2.25%       July 1, 2012     June 30, 2014
   Class Y Shares      Contractual      2.25%       July 1, 2012     June 30, 2014
   Investor Class      Contractual      1.25%       July 1, 2012     June 30, 2014
     Shares            Contractual      1.50%       July 1, 2012     June 30, 2014

Invesco Real Estate
  Fund
   Class A Shares
   Class B Shares      Contractual      2.00%       July 1, 2012     June 30, 2014
   Class C Shares      Contractual      2.75%       July 1, 2012     June 30, 2014
   Class R Shares      Contractual      2.75%       July 1, 2012     June 30, 2014
   Class R5 Shares     Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R6 Shares     Contractual      1.75%       July 1, 2012     June 30, 2014
   Class Y Shares      Contractual      1.75%    September 24, 2012  June 30, 2014
   Investor Class      Contractual      1.75%       July 1, 2012     June 30, 2014
     Shares            Contractual      2.00%       July 1, 2012     June 30, 2014

Invesco Short Term
  Bond Fund
   Class A Shares      Contractual      1.40%       July 1, 2013     June 30, 2014
   Class C Shares      Contractual   1.75%/2/       July 1, 2013     June 30, 2014
   Class R Shares      Contractual      1.75%       July 1, 2013     June 30, 2014
   Class R5 Shares     Contractual      1.25%       July 1, 2013     June 30, 2014
   Class R6 Shares     Contractual      1.25%       July 1, 2013     June 30, 2014
   Class Y Shares      Contractual      1.25%       July 1, 2013     June 30, 2014

Invesco U.S.
  Government Fund
   Class A Shares
   Class B Shares      Contractual      1.50%       July 1, 2012     June 30, 2014
   Class C Shares      Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R Shares      Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R5 Shares     Contractual      1.75%       July 1, 2012     June 30, 2014
   Class Y Shares      Contractual      1.25%       July 1, 2012     June 30, 2014
   Investor Class      Contractual      1.25%       July 1, 2012     June 30, 2014
     Shares            Contractual      1.50%       July 1, 2012     June 30, 2014

                    AIM Sector Funds (Invesco Sector Funds)


                       Contractual/   Expense    Effective Date of   Expiration
Fund                    Voluntary    Limitation   Current Limit         Date
----                   ------------  ----------  -----------------  --------------
Invesco American
  Value Fund
   Class A Shares      Contractual     2.00%       July 1, 2013     June 30, 2014
   Class B Shares      Contractual     2.75%       July 1, 2013     June 30, 2014
   Class C Shares      Contractual     2.75%       July 1, 2013     June 30, 2014
   Class R Shares      Contractual     2.25%       July 1, 2013     June 30, 2014
   Class R5 Shares     Contractual     1.75%       July 1, 2013     June 30, 2014
   Class R6 Shares     Contractual     1.75%       July 1, 2013     June 30, 2014
   Class Y Shares      Contractual     1.75%       July 1, 2013     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                     Contractual/   Expense    Effective Date of     Expiration
Fund                                  Voluntary    Limitation    Current Limit          Date
----                                 ------------  ----------  ------------------- ----------------
Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%        July 1, 2012      June 30, 2014
   Class B Shares                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class C Shares                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class R Shares                    Contractual     2.25%        July 1, 2012      June 30, 2014
   Class R5 Shares                   Contractual     1.75%        July 1, 2012      June 30, 2014
   Class R6 Shares                   Contractual     1.75%     September 24, 2012   June 30, 2014
   Class Y Shares                    Contractual     1.75%        July 1, 2012      June 30, 2014

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009      June 30, 2014
   Class B Shares                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class C Shares                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class R5 Shares                   Contractual     1.75%        July 1, 2009      June 30, 2014
   Class Y Shares                    Contractual     1.75%        July 1, 2009      June 30, 2014
   Investor Class Shares             Contractual     2.00%        July 1, 2009      June 30, 2014

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.10%      February 6, 2013   August 31, 2014
   Class B Shares                    Contractual     1.85%      February 6, 2013   August 31, 2014
   Class C Shares                    Contractual     1.85%      February 6, 2013   August 31, 2014
   Class R5 Shares                   Contractual     0.85%      February 6, 2013   August 31, 2014
   Class R6 Shares                   Contractual     0.85%      February 6, 2013   August 31, 2014
   Class Y Shares                    Contractual     0.85%      February 6, 2013   August 31, 2014
   Investor Class Shares             Contractual     1.10%      February 6, 2013   August 31, 2014

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009      June 30, 2014
   Class B Shares                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class C Shares                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class Y Shares                    Contractual     1.75%        July 1, 2009      June 30, 2014
   Investor Class Shares             Contractual     2.00%        July 1, 2009      June 30, 2014

Invesco Leisure Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009      June 30, 2014
   Class B Shares                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class C Shares                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class R Shares                    Contractual     2.25%        July 1, 2009      June 30, 2014
   Class Y Shares                    Contractual     1.75%        July 1, 2009      June 30, 2014
   Investor Class Shares             Contractual     2.00%        July 1, 2009      June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%        July 1, 2012      June 30, 2013
   Class B Shares                    Contractual     2.75%        July 1, 2012      June 30, 2013
   Class C Shares                    Contractual     2.75%        July 1, 2012      June 30, 2013
   Class R Shares                    Contractual     2.25%        July 1, 2012      June 30, 2013
   Class R5 Shares                   Contractual     1.75%        July 1, 2012      June 30, 2013
   Class R6 Shares                   Contractual     1.75%      January 18, 2013    June 30, 2013
   Class Y Shares                    Contractual     1.75%        July 1, 2012      June 30, 2013

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%       July 15, 2013      July 31, 2015
   Class B Shares                    Contractual     1.90%       July 15, 2013      July 31, 2015
   Class C Shares                    Contractual     1.90%       July 15, 2013      July 31, 2015
   Class R Shares                    Contractual     1.40%       July 15, 2013      July 31, 2015
   Class R5 Shares                   Contractual     0.90%       July 15, 2013      July 31, 2015
   Class R6 Shares                   Contractual     0.90%       July 15, 2013      July 31, 2015
   Class Y Shares                    Contractual     0.90%       July 15, 2013      July 31, 2015

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                        Contractual/  Expense   Effective Date of  Expiration
 Fund                    Voluntary   Limitation   Current Limit       Date
 ----                   ------------ ---------- ----------------- -------------
 Invesco Small Cap Value Fund
    Class A Shares      Contractual    2.00%      July 1, 2012    June 30, 2014
    Class B Shares      Contractual    2.75%      July 1, 2012    June 30, 2014
    Class C Shares      Contractual    2.75%      July 1, 2012    June 30, 2014
    Class Y Shares      Contractual    1.75%      July 1, 2012    June 30, 2014

 Invesco Technology Fund
    Class A Shares
    Class B Shares      Contractual    2.00%      July 1, 2012    June 30, 2014
    Class C Shares      Contractual    2.75%      July 1, 2012    June 30, 2014
    Class R5 Shares     Contractual    2.75%      July 1, 2012    June 30, 2014
    Class Y Shares      Contractual    1.75%      July 1, 2012    June 30, 2014
    Investor Class      Contractual    1.75%      July 1, 2012    June 30, 2014
      Shares            Contractual    2.00%      July 1, 2012    June 30, 2014

 Invesco Technology Sector Fund
    Class A Shares      Contractual    2.00%    February 12, 2010 June 30, 2014
    Class B Shares      Contractual    2.75%    February 12, 2010 June 30, 2014
    Class C Shares      Contractual    2.75%    February 12, 2010 June 30, 2014
    Class Y Shares      Contractual    1.75%    February 12, 2010 June 30, 2014

 Invesco Value Opportunities Fund
    Class A Shares      Contractual    2.00%      July 1, 2012    June 30, 2014
    Class B Shares      Contractual    2.75%      July 1, 2012    June 30, 2014
    Class C Shares      Contractual    2.75%      July 1, 2012    June 30, 2014
    Class R Shares      Contractual    2.25%      July 1, 2012    June 30, 2014
    Class R5 Shares     Contractual    1.75%      July 1, 2012    June 30, 2014
    Class Y Shares      Contractual    1.75%      July 1, 2012    June 30, 2014

                AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

                        Contractual/  Expense   Effective Date of  Expiration
 Fund                    Voluntary   Limitation   Current Limit       Date
 ----                   ------------ ---------- ----------------- -------------
 Invesco High Yield Municipal Fund
    Class A Shares      Contractual    1.50%      July 1, 2012    June 30, 2014
    Class B Shares      Contractual    2.25%      July 1, 2012    June 30, 2014
    Class C Shares      Contractual    2.25%      July 1, 2012    June 30, 2014
    Class R5 Shares     Contractual    1.25%      July 1, 2012    June 30, 2014
    Class Y Shares      Contractual    1.25%      July 1, 2012    June 30, 2014

 Invesco Intermediate Term Municipal Income Fund
    Class A Shares      Contractual    0.80%      July 1, 2013    June 30, 2014
    Class B Shares      Contractual    1.55%      July 1, 2013    June 30, 2014
    Class C Shares      Contractual    1.55%      July 1, 2013    June 30, 2014
    Class Y Shares      Contractual    0.55%      July 1, 2013    June 30, 2014

 Invesco Municipal Income Fund
    Class A Shares      Contractual    1.50%      July 1, 2013    June 30, 2014
    Class B Shares      Contractual    2.25%      July 1, 2013    June 30, 2014
    Class C Shares      Contractual    2.25%      July 1, 2013    June 30, 2014
    Class Y Shares      Contractual    1.25%      July 1, 2013    June 30, 2014
    Investor Class      Contractual    1.50%      July 15, 2013   June 30, 2014

 Invesco New York Tax Free Income Fund
    Class A Shares      Contractual    1.50%      July 1, 2012    June 30, 2014
    Class B Shares      Contractual    2.25%      July 1, 2012    June 30, 2014
    Class C Shares      Contractual    2.25%      July 1, 2012    June 30, 2014
    Class Y Shares      Contractual    1.25%      July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                        Contractual/  Expense   Effective Date of  Expiration
 Fund                    Voluntary   Limitation   Current Limit       Date
 ----                   ------------ ---------- ----------------- -------------
 Invesco Tax-Free
   Intermediate Fund
    Class A Shares      Contractual    1.50%      July 1, 2012    June 30, 2014
    Class A2 Shares     Contractual    1.25%      July 1, 2012    June 30, 2014
    Class C Shares      Contractual    2.25%      June 30, 2013   June 30, 2014
    Class R5 Shares     Contractual    1.25%      July 1, 2012    June 30, 2014
    Class Y Shares      Contractual    1.25%      July 1, 2012    June 30, 2014

                           Invesco Securities Trust

                     Contractual/  Expense   Effective Date of    Expiration
Fund                  Voluntary   Limitation   Current Limit         Date
----                 ------------ ---------- ----------------- -----------------
Invesco
  Balanced-Risk
  Aggressive
  Allocation Fund    Contractual    1.15%    January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                          as of August 28, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         Short-Term Investments Trust

                               Contractual/  Expense    Effective Date of    Expiration
Fund                            Voluntary   Limitation    Current Limit         Date
----                           ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class              Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Government TaxAdvantage
  Portfolio
   Cash Management Class       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class    Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class              Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Liquid Assets Portfolio
   Cash Management Class       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class              Contractual     0.34%      July 1, 2009    December 31, 2013

STIC Prime Portfolio
   Cash Management Class       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class              Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Tax-Free Cash Reserve
  Portfolio/3/
   Cash Management Class       Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class             Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class         Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class   Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class    Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class               Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class              Contractual     0.41%/2/   July 1, 2009    December 31, 2013

Treasury Portfolio
   Cash Management Class       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class              Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                          as of August 28, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                                               Contractual/  Expense   Effective Date of   Expiration
Fund                                            Voluntary   Limitation   Current Limit        Date
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     0.90%     July 1, 2012    June 30, 2014

   Series II Shares                            Contractual     1.15%     July 1, 2012    June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014

   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.78%     July 1, 2013    April 30, 2014

   Series II Shares                            Contractual     1.03%     July 1, 2013    April 30, 2014

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1. 2013     April 30, 2014

   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014

   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014

   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2014

   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2014

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014

   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014

   Series II Shares                            Contractual     1.75%     July 1, 2012    June 30, 2014

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014

   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2014

                                                          as of August 28, 2013


                                         Contractual/  Expense   Effective Date of   Expiration
Fund                                      Voluntary   Limitation   Current Limit        Date
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2014

   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2014

   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2014

   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2014

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1, 2013     April 30, 2014

   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     0.80%     May 2, 2011     April 30, 2014

   Series II Shares                      Contractual     1.05%     May 2, 2011     April 30, 2014

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2014

   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2014

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2014

   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     1.09%     July 1, 2012    June 30, 2014

   Series II Shares                      Contractual     1.34%     July 1, 2012    June 30, 2014

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2014

   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2014

   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2014

   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2014

                                                          as of August 28, 2013


                                       Contractual/  Expense   Effective Date of  Expiration
Fund                                    Voluntary   Limitation   Current Limit       Date
----                                   ------------ ---------- ----------------- -------------
Invesco V.I. Technology Fund
   Series I Shares                     Contractual     2.00%      May 1, 2013    June 30, 2014

   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                     Contractual     2.00%      May 1, 2012    June 30, 2014

   Series II Shares                    Contractual     2.25%      May 1, 2012    June 30, 2014

Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual     2.00%      May 1, 2013    June 30, 2014

   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2014

                                                          as of August 28, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 Invesco Municipal Income Opportunities Trust

                 Contractual/   Expense    Effective Date of     Expiration
 Fund             Voluntary    Limitation   Current Limit           Date
 ----            ------------  ----------  -----------------  -----------------
 Invesco
   Municipal
   Income
   Opportunities
   Trust         Contractual     0.67%     August 27, 2012    August 31, 2014

                    Invesco Quality Municipal Income Trust

                 Contractual/   Expense    Effective Date of
 Fund             Voluntary    Limitation   Current Limit     Expiration Date
 ----            ------------  ----------  -----------------  -----------------
 Invesco
   Quality
   Municipal
   Income Trust  Contractual     0.50%     October 15, 2012   October 31, 2014

                     Invesco Value Municipal Income Trust

                 Contractual/   Expense    Effective Date of     Expiration
 Fund             Voluntary    Limitation   Current Limit           Date
 ----            ------------  ----------  -----------------  -----------------
 Invesco Value
   Municipal
   Income Trust  Contractual     0.46%     October 15, 2012   October 31, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (Advisory Fee Waivers)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

                           Exhibit A to Advisory Fee MOA
AIM Equity Funds
(Invesco Equity                                                           Expiration
Funds)                           Waiver Description        Effective Date    Date
----------------            ------------------------------ -------------- ----------
Invesco Constellation Fund  Invesco will waive advisory      3/27/2006    12/31/2013*
                            fees to the extent necessary
                            so that advisory fees Invesco
                            receives do not exceed the
                            annualized rates listed below.
                            0.695% of the first $250M
                            0.615% of the next $4B
                            0.595% of the next $750M
                            0.57% of the next $2.5B
                            0.545% of the next $2.5B
                            0.52% of the excess over $10B

AIM Treasurer's
Series Trust
(Invesco Treasurer's                                                      Expiration
Series Trust)                    Waiver Description        Effective Date    Date
--------------------        ------------------------------ -------------- ----------
Premier Portfolio           Invesco will waive advisory       2/1/2011    12/31/2013
                            fees in the amount of 0.07%
                            of the Fund's average daily
                            net assets

Premier U.S. Government     Invesco will waive advisory       2/1/2011    12/31/2013
  Money Portfolio           fees in the amount of 0.07%
                            of the Fund's average daily
                            net assets

* Or upon the closing of the Fund merger with Invesco American Franchise Fund

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                            EFFECTIVE DATE    COMMITTED UNTIL
---------                                           ------------------ ---------------
Invesco American Franchise Fund                     February 12, 2010  June 30, 2014
Invesco California Tax-Free Income Fund             February 12, 2010  June 30, 2014
Invesco Core Plus Bond Fund                           June 2, 2009     June 30, 2014
Invesco Equally-Weighted S&P 500 Fund               February 12, 2010  June 30, 2014
Invesco Equity and Income Fund                      February 12, 2010  June 30, 2014
Invesco Floating Rate Fund                            July 1, 2007     June 30, 2014
Invesco Global Real Estate Income Fund                July 1, 2007     June 30, 2014
Invesco Growth and Income Fund                      February 12, 2010  June 30, 2014
Invesco Pennsylvania Tax Free Income Fund           February 12, 2010  June 30, 2014
Invesco S&P 500 Index Fund                          February 12, 2010  June 30, 2014
Invesco Small Cap Discovery Fund                    February 12, 2010  June 30, 2014
Invesco U.S. Quantitative Core Fund                   July 1, 2007     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                              EFFECTIVE DATE  COMMITTED UNTIL
---------                                              --------------  ---------------
Invesco Charter Fund                                   July 1, 2007    June 30, 2014
Invesco Constellation Fund                             July 1, 2007    June 30, 2014
Invesco Disciplined Equity Fund                        July 14, 2009   June 30, 2014
Invesco Diversified Dividend Fund                      July 1, 2007    June 30, 2014
Invesco Summit Fund                                    July 1, 2007    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                   EFFECTIVE DATE  COMMITTED UNTIL
----                                                   --------------  ---------------
Invesco European Small Company Fund                    July 1, 2007    June 30, 2014
Invesco Global Core Equity Fund                        July 1, 2007    June 30, 2014
Invesco International Small Company Fund               July 1, 2007    June 30, 2014
Invesco Small Cap Equity Fund                          July 1, 2007    June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                                ------------------ ---------------
Invesco Convertible Securities Fund                 February 12, 2010  June 30, 2014
Invesco Global Quantitative Core Fund                 July 1, 2007     June 30, 2014
Invesco Leaders Fund                                February 12, 2010  June 30, 2014
Invesco Mid Cap Core Equity Fund                      July 1, 2007     June 30, 2014
Invesco Small Cap Growth Fund                         July 1, 2007     June 30, 2014
Invesco U.S. Mortgage Fund                          February 12, 2010  June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                   EFFECTIVE DATE  COMMITTED UNTIL
----                                                   --------------- ---------------
Invesco Asia Pacific Growth Fund                        July 1, 2007   June 30, 2014
Invesco European Growth Fund                            July 1, 2007   June 30, 2014
Invesco Global Growth Fund                              July 1, 2007   June 30, 2014
Invesco Global Opportunities Fund                      August 3, 2012  June 30, 2014
Invesco Global Small & Mid Cap Growth Fund              July 1, 2007   June 30, 2014
Invesco International Core Equity Fund                  July 1, 2007   June 30, 2014
Invesco International Growth Fund                       July 1, 2007   June 30, 2014
Invesco Select Opportunities Fund                      August 3, 2012  June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                  EFFECTIVE DATE    COMMITTED UNTIL
----                                                ------------------- ---------------
Invesco Balanced-Risk Allocation Fund/*/               May 29, 2009     June 30, 2014
Invesco Balanced-Risk Commodity Strategy Fund/**/   November 29, 2010   June 30, 2014
Invesco China Fund                                     July 1, 2007     June 30, 2014
Invesco Developing Markets Fund                        July 1, 2007     June 30, 2014
Invesco Emerging Markets Equity Fund                   May 11, 2011     June 30, 2014
Invesco Emerging Market Local Currency Debt Fund      June 14, 2010     June 30, 2014
Invesco Endeavor Fund                                  July 1, 2007     June 30, 2014
Invesco Global Health Care Fund                        July 1, 2007     June 30, 2014
Invesco Global Markets Strategy Fund                September 25, 2012  June 30, 2014
Invesco International Total Return Fund                July 1, 2007     June 30, 2014
Invesco Pacific Growth Fund                         February 12, 2010   June 30, 2014
Invesco Premium Income Fund                         December 13, 2011   June 30, 2014
Invesco Select Companies Fund                          July 1, 2007     June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                                ------------------ ---------------
Invesco Corporate Bond Fund                         February 12, 2010  June 30, 2014
Invesco Dynamics Fund                                 July 1, 2007     June 30, 2014
Invesco Global Real Estate Fund                       July 1, 2007     June 30, 2014
Invesco High Yield Fund                               July 1, 2007     June 30, 2014
Invesco High Yield Securities Fund                  February 12, 2010  June 30, 2014
Invesco Limited Maturity Treasury Fund                July 1, 2007     June 30, 2014
Invesco Money Market Fund                             July 1, 2007     June 30, 2014
Invesco Municipal Bond Fund                           July 1, 2007     June 30, 2014
Invesco Real Estate Fund                              July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                          July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                          July 1, 2007     June 30, 2014

--------
/*/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/**/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
     Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                                ------------------ ---------------
Invesco American Value Fund                         February 12, 2010  June 30, 2014
Invesco Comstock Fund                               February 12, 2010  June 30, 2014
Invesco Dividend Income Fund                          July 1, 2007     June 30, 2014
Invesco Energy Fund                                   July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund                   July 1, 2007     June 30, 2014
Invesco Leisure Fund                                  July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                         February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                        February 12, 2010  June 30, 2014
Invesco Technology Fund                               July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                      February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund                    February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                                ------------------ ---------------
Invesco High Yield Municipal Fund                   February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income Fund     February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                       February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund               February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                          July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund                    July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                                ------------------ ---------------
Invesco V.I. American Franchise Fund                February 12, 2010  June 30, 2014
Invesco V.I. American Value Fund                    February 12, 2010  June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/***/     December 22, 2010  June 30, 2014
Invesco V.I. Comstock Fund                          February 12, 2010  June 30, 2014
Invesco V.I. Core Equity Fund                         July 1, 2007     June 30, 2014
Invesco V.I. Diversified Dividend Fund              February 12, 2010  June 30, 2014
Invesco V.I. Diversified Income Fund                  July 1, 2007     June 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund          February 12, 2010  June 30, 2014
Invesco V.I. Equity and Income Fund                 February 12, 2010  June 30, 2014
Invesco V.I. Global Core Equity Fund                February 12, 2010  June 30, 2014
Invesco V.I. Global Health Care Fund                  July 1, 2007     June 30, 2014
Invesco V.I. Global Real Estate Fund                  July 1, 2007     June 30, 2014
Invesco V.I. Government Securities Fund               July 1, 2007     June 30, 2014
Invesco V.I. Growth and Income Fund                 February 12, 2010  June 30, 2014
Invesco V.I. High Yield Fund                          July 1, 2007     June 30, 2014
Invesco V.I. International Growth Fund                July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Growth Fund                    February 12, 2010  June 30, 2014
Invesco V.I. Money Market Fund                        July 1, 2007     June 30, 2014
Invesco V.I. S&P 500 Index Fund                     February 12, 2010  June 30, 2014
Invesco V.I. Small Cap Equity Fund                    July 1, 2007     June 30, 2014
Invesco V.I. Technology Fund                          July 1, 2007     June 30, 2014
Invesco V.I. Utilities Fund                           July 1, 2007     June 30, 2014
Invesco V.I. Value Opportunities Fund                 July 1, 2007     June 30, 2014

--------
/***/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
      Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  June 30, 2014

                               CLOSED-END FUNDS

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------

 Invesco Municipal Income Opportunities Trust  June 1, 2010    June 30, 2014
 Invesco Quality Municipal Income Trust        June 1, 2010    June 30, 2014
 Invesco Value Municipal Income Trust          June 1, 2010    June 30, 2014

                                AMENDMENT NO. 7

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of July 15, 2013, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc., (the "Adviser"), on behalf of AIM Sector Funds (Invesco Sector Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Leisure Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     Funds

                 Invesco Energy Fund
                 Invesco Gold & Precious Metals Fund
                 Invesco Technology Fund
                 Invesco Dividend Income Fund
                 Invesco Technology Sector Fund
                 Invesco American Value Fund
                 Invesco Comstock Fund
                 Invesco Mid Cap Growth Fund
                 Invesco Small Cap Value Fund
                 Invesco Value Opportunities Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                         INVESCO ADVISERS, INC.

                                         Adviser

                                         By:      -----------------------------
                                         Name:    John M. Zerr
                                         Title:   Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          INVESCO ASSET MANAGEMENT
                                          DEUTSCHLAND GMBH

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          INVESCO AUSTRALIA LIMITED

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     -----------------------------
                                          Name:
                                          Title:

                                                               Sub-item 77Q1(e)

                               AMENDMENT NO. 10

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 15, 2013, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

WHEREAS, the parties desire to amend the Agreement to remove Invesco Leisure
Fund;

   NOW, THEREFORE, the parties agree that:

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 Name of Fund                           Effective Date of Advisory Agreement
 ------------                           -------------------------------------
 Invesco Energy Fund                              November 25, 2003

 Invesco Gold & Precious Metals Fund              November 25, 2003

 Invesco Technology Fund                          November 25, 2003

 Invesco Dividend Income Fund                     November 25, 2003

 Invesco Technology Sector Fund                   February 12, 2010

 Invesco American Value Fund                      February 12, 2010

 Invesco Comstock Fund                            February 12, 2010

 Invesco Mid Cap Growth Fund                      February 12, 2010

 Invesco Small Cap Value Fund                     February 12, 2010

 Invesco Value Opportunities Fund                 February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                              Invesco Energy Fund
                      Invesco Gold & Precious Metals Fund
                            Invesco Technology Fund
                         Invesco Dividend Income Fund

         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $350 million................................     0.75%
         Next $350 million.................................     0.65%
         Next $1.3 billion.................................     0.55%
         Next $2 billion...................................     0.45%
         Next $2 billion...................................     0.40%
         Next $2 billion...................................    0.375%
         Over$8 billion....................................     0.35%

                         Invesco Small Cap Value Fund


         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $500 million................................     0.67%
         Next $500 million.................................    0.645%
         Over $1 billion...................................     0.62%

                        Invesco Technology Sector Fund

         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $500 million................................     0.67%
         Next $2.5 billion.................................    0.645%
         Over $3 billion...................................     0.62%

                          Invesco American Value Fund


         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $500 million................................     0.72%
         Next $535 million.................................    0.715%
         Next $31.965 billion..............................     0.65%
         Over $33 billion..................................     0.64%

                             Invesco Comstock Fund

         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $1 billion..................................     0.50%
         Next $1 billion...................................     0.45%
         Next $1 billion...................................     0.40%
         Over $3 billion...................................     0.35%

                          Invesco Mid Cap Growth Fund


         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $500 million................................     0.75%
         Next $500 million.................................     0.70%
         Over $1 billion...................................     0.65%

                       Invesco Value Opportunities Fund


         Net Assets                                         Annual Rate
         ----------                                         -----------
         First $250 million................................    0.695%
         Next $250 million.................................     0.67%
         Next $500 million.................................    0.645%
         Next $1.5 billion.................................     0.62%
         Next $2.5 billion.................................    0.595%
         Next $2.5 billion.................................     0.57%
         Next $2.5 billion.................................    0.545%
         Over$10 billion...................................     0.52%"

2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                               AIM SECTOR FUNDS
                                                         (INVESCO SECTOR FUNDS)

Attest:  /s/ Peter A. Davidson                     By:  /s/ John M. Zerr
         ----------------------                         -----------------------
         Assistant Secretary                            John M. Zerr
                                                        Senior Vice President

(SEAL)

                                                        INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson                     By:  /s/ John M. Zerr
         ----------------------                         -----------------------
         Assistant Secretary                            John M. Zerr
                                                        Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (Securities Lending Administrative Fee Waiver)

   This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM Counselor Series Trust (Invesco Counselor Series Trust)

 PORTFOLIO                                  EFFECTIVE DATE   COMMITTED UNTIL/*/
 ---------                                ------------------ -----------------
 Invesco American Franchise Fund          February 12, 2010
 Invesco California Tax-Free Income Fund  February 12, 2010
 Invesco Core Plus Bond Fund                 June 2, 2009
 Invesco Equally-Weighted S&P 500 Fund    February 12, 2010
 Invesco Equity and Income Fund           February 12, 2010
 Invesco Floating Rate Fund                 April 14, 2006
 Invesco Global Real Estate Income Fund     March 9, 2007
 Invesco Growth and Income Fund           February 12, 2010
 Invesco Pennsylvania Tax Free Income
   Fund                                   February 12, 2010
 Invesco S&P 500 Index Fund               February 12, 2010
 Invesco Small Cap Discovery Fund         February 12, 2010
 Invesco U.S. Quantitative Core Fund        March 31, 2006

                    AIM Equity Funds (Invesco Equity Funds)

 PORTFOLIO                                  EFFECTIVE DATE   COMMITTED UNTIL/*/
 ---------                                ------------------ -----------------
 Invesco Charter Fund                       June 21, 2000
 Invesco Constellation Fund                 June 21, 2000
 Invesco Disciplined Equity Fund            July 14, 2009
 Invesco Diversified Dividend Fund        December 28, 2001
 Invesco Summit Fund                        July 24, 2000

                     AIM Funds Group (Invesco Funds Group)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco European Small Company Fund       August 30, 2000
 Invesco Global Core Equity Fund          December 27, 2000
 Invesco International Small Company Fund  August 30, 2000
 Invesco Small Cap Equity Fund             August 30, 2000

                   AIM Growth Series (Invesco Growth Series)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Convertible Securities Fund      February 12, 2010
 Invesco Global Quantitative Core Fund    September 1, 2001
 Invesco Leaders Fund                     February 12, 2010
 Invesco Mid Cap Core Equity Fund         September 1, 2001
 Invesco Small Cap Growth Fund            September 11, 2000
 Invesco U.S. Mortgage Fund               February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM International Mutual Funds (Invesco International Mutual Funds)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Asia Pacific Growth Fund           June 21, 2000
 Invesco European Growth Fund               June 21, 2000
 Invesco Global Growth Fund                 June 21, 2000
 Invesco Global Opportunities Fund          August 1, 2012
 Invesco Global Small & Mid Cap Growth
   Fund                                     June 21, 2000
 Invesco International Core Equity Fund   November 25, 2003
 Invesco International Growth Fund          June 21, 2000
 Invesco Select Opportunities Fund          August 1, 2012

                AIM Investment Funds (Invesco Investment Funds)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Balanced-Risk Allocation Fund       May 29, 2009
 Invesco Balanced-Risk Commodities
   Strategy Fund                          November 29, 2010
 Invesco China Fund                         March 31, 2006
 Invesco Developing Markets Fund          September 1, 2001
 Invesco Emerging Market Local Currency
   Debt Fund                                June 14, 2010
 Invesco Emerging Markets Equity Fund        May 11, 2011
 Invesco Endeavor Fund                     November 4, 2003
 Invesco Global Health Care Fund          September 1, 2001
 Invesco Global Markets Strategy Fund     September 26, 2012
 Invesco International Total Return Fund    March 31, 2006
 Invesco Pacific Growth Fund              February 12, 2010
 Invesco Premium Income Fund              December 13, 2011
 Invesco Select Companies Fund             November 4, 2003

     AIM Investment Securities Funds (Invesco Investment Securities Funds)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Corporate Bond Fund              February 12, 2010
 Invesco Dynamics Fund                    November 25, 2003
 Invesco Global Real Estate Fund            April 29, 2005
 Invesco High Yield Fund                     June 1, 2000
 Invesco High Yield Securities Fund       February 12, 2010
 Invesco Limited Maturity Treasury Fund      June 1, 2000
 Invesco Money Market Fund                   June 1, 2000
 Invesco Municipal Bond Fund                 June 1, 2000
 Invesco Real Estate Fund                 September 11, 2000
 Invesco Short Term Bond Fund              August 29, 2002
 Invesco U.S. Government Fund                June 1, 2000

                    AIM Sector Funds (Invesco Sector Funds)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL+
 ----                                     ------------------ -----------------
 Invesco American Value Fund              February 12, 2010
 Invesco Comstock Fund                    February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

  Invesco Dividend Income Fund           November 25, 2003
  Invesco Energy Fund                    November 25, 2003
  Invesco Gold & Precious Metals Fund    November 25, 2003
  Invesco Leisure Fund                   November 25, 2003
  Invesco Mid Cap Growth Fund            February 12, 2010
  Invesco Small Cap Value Fund           February 12, 2010
  Invesco Technology Fund                November 25, 2003
  Invesco Technology Sector Fund         February 12, 2010
  Invesco Value Opportunities Fund       February 12, 2010

               AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

  FUND                                     EFFECTIVE DATE   COMMITTED UNTIL/*/
  ----                                   ------------------ -----------------
  Invesco High Yield Municipal Fund      February 12, 2010
  Invesco Intermediate Term Municipal
    Income Fund                          February 12, 2010
  Invesco Municipal Income Fund          February 12, 2010
  Invesco New York Tax Free Income Fund  February 12, 2010
  Invesco Tax-Exempt Cash Fund              June 1, 2000
  Invesco Tax-Free Intermediate Fund        June 1, 2000

        AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

  FUND                                     EFFECTIVE DATE   COMMITTED UNTIL/*/
  ----                                   ------------------ -----------------
  Premier Portfolio                      November 25, 2003
  Premier Tax-Exempt Portfolio           November 25, 2003
  Premier U.S. Government Money
    Portfolio                            November 25, 2003

            AIM Variable Insurance Funds (Invesco Insurance Funds)

  FUND                                     EFFECTIVE DATE   COMMITTED UNTIL/*/
  ----                                   ------------------ -----------------
  Invesco V.I. American Franchise Fund   February 12, 2010
  Invesco V.I. American Value Fund       February 12, 2010
  Invesco V.I. Balanced-Risk Allocation
    Fund                                    May 1, 2000
  Invesco V.I. Comstock Fund             February 12, 2010
  Invesco V.I. Core Equity Fund             May 1, 2000
  Invesco V.I. Diversified Dividend Fund  February 9, 2010
  Invesco V.I. Diversified Income Fund      May 1, 2000
  Invesco V.I. Equally-Weighted S&P 500
    Fund                                 February 12, 2010
  Invesco V.I. Equity and Income Fund    February 12, 2010
  Invesco V.I. Global Core Equity Fund   February 10, 2010
  Invesco V.I. Global Health Care Fund     April 30, 2004
  Invesco V.I. Global Real Estate Fund     April 30, 2004
  Invesco V.I. Government Securities
    Fund                                    May 1, 2000
  Invesco V.I. Growth and Income Fund    February 12, 2010
  Invesco V.I. High Yield Fund              May 1, 2000
  Invesco V.I. International Growth Fund    May 1, 2000
  Invesco V.I. Mid Cap Core Equity Fund  September 10, 2001
  Invesco V.I. Mid Cap Growth Fund       February 12, 2010
  Invesco V.I. Money Market Fund            May 1, 2000
  Invesco V.I. S&P 500 Index Fund        February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

 Invesco V.I. Small Cap Equity Fund       September 1, 2003
 Invesco V.I. Technology Fund               April 30, 2004
 Invesco V.I. Utilities Fund                April 30, 2004
 Invesco V.I. Value Opportunities Fund    September 10, 2001

                           INVESCO SECURITIES TRUST

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                     ------------------ -----------------
 Invesco Balanced-Risk Aggressive
   Allocation Fund                         January 16, 2013

                         Short-Term Investments Trust

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Government & Agency Portfolio               June 1, 2000
 Government TaxAdvantage Portfolio           June 1, 2000
 Liquid Assets Portfolio                     June 1, 2000
 STIC Prime Portfolio                        June 1, 2000
 Tax-Free Cash Reserve Portfolio             June 1, 2000
 Treasury Portfolio                          June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.